EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CurrencySharesSM Swedish Krona Trust (the “Trust”) on Form 10-K for the fiscal year ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nick Bonos, Chief Financial Officer of Rydex Specialized Products LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: January 25, 2008

/s/ Nick Bonos
Nick Bonos*
Chief Financial Officer
(principal financial officer)

* The Registrant is a trust and Nick Bonos is signing in his capacity as the principal financial officer of Rydex Specialized Products LLC, the Sponsor of the Registrant.